                                 EXHIBIT 10.79

                                  EZCORP, INC.

                               SECOND AMENDMENT TO

                                CREDIT AGREEMENT

                                   AND WAIVER


                          AMENDED AS OF MARCH 31, 2000

                  WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION

                                    AS AGENT

                                       AND

                                  ISSUING BANK

                 SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "AMENDMENT") entered into as of March 31, 2000, is among EZCORP, INC., a Delaware corporation ("BORROWER"), each of the Lenders, and WELLS FARGO BANK TEXAS, NATIONAL ASSOCIATION (successor by consolidation to Wells Fargo Bank (Texas), National Association), a national banking association, as Agent for itself and the other Lenders (in such capacity, together with its successors in such capacity the "AGENT"), and as the Issuing Bank.

                                    RECITALS:

         A. Borrower, Agent, Lenders and Issuing Bank have previously entered into that certain Credit Agreement dated as of December 10, 1998, as amended by that certain First Amendment to Credit Agreement dated as of September 29, 1999 (as amended, the "AGREEMENT").

         B. Borrower, Agent, Lenders and Issuing Bank now desire to amend the Agreement to (i) reduce the aggregate Commitment from One Hundred Ten Million Dollars ($110,000,000) to Eighty-Five Million Dollars ($85,000,000), (ii) provide collateral to secure the Obligations, (iii) modify certain financial covenants, (iv) modify the pricing table in Section 2.10 of the Agreement, and
(v) make such other modifications, in each case as hereinafter more specifically provided.

         C. Borrower has advised Agent and Lenders that a Default has occurred under the Agreement and has requested a waiver thereof. The Required Lenders desire to grant such waiver as herein provided.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I

                                   Definitions

         Section I.1 Definitions. All capitalized terms not otherwise defined herein, shall have the same meanings as in the Agreement, as amended hereby.


                                   ARTICLE II

                              Amendments and Waiver

         Section II.1 Recitals. Effective as of the date hereof, the reference in the recitals to the Agreement to the dollar amount "One Hundred Ten Million and No/100 Dollars ($110,000,000.00)" is hereby deleted and the reference to the dollar amount "Eighty-Five Million and No/100 Dollars ($85,000,000.00)" is inserted in lieu thereof.

         Section II.2 Definitions. (a) Effective as of the date hereof, the definition "Loan Documents" is hereby amended and restated to read as follows:

                  "Loan Documents" means this Agreement, the Notes, the Guaranties, the Contribution and Indemnification Agreement, the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Pledge Agreement, the Subsidiary Pledge

         Agreement, the Real Property Security Documents and all other promissory notes, security agreements, assignments, deeds of trust, guaranties, and other instruments, documents, and agreements now or hereafter executed and delivered pursuant to or in connection with this Agreement, as such instruments, documents, and agreements may be amended, modified, renewed, extended, or supplemented from time to time.

         (b) Effective as of the date hereof, the following definitions are added to Section 1.1 of the Agreement in appropriate alphabetical order:

                  "Borrower Pledge Agreement" means the Borrower Pledge Agreement of the Borrower in favor of the Agent for the benefit of the Lenders in substantially the form of Exhibit "G-1" hereto, as the same may be amended, supplemented, or modified.

                  "Borrower Security Agreement" means the Borrower Security Agreement of the Borrower in favor of the Agent for the benefit of the Lenders in substantially the form of Exhibit "F-1" hereto, as the same may be amended, supplemented, or modified.

                  "Collateral" means the property in which Liens have been granted to the Agent for the benefit of the Lenders pursuant to the Borrower Security Agreement, the Borrower Pledge Agreement, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, the Real Property Security Documents, or any other agreement, document, or instrument executed by the Borrower or a Guarantor in accordance with
         Section 8.13, whether such Liens are now existing or hereafter arise.

                  "Real Property" means the fee owned real property and interests in fee owned real property of the Borrower and the Subsidiaries, including without limitation, that fee owned real property identified on Schedule 1.1(c) attached hereto, and all improvements and fixtures thereon and all appurtenances thereto, whether now existing or hereinafter arising.

                  "Real Property Security Documents" means all deeds of trust, mortgages and other instruments, documents and agreements executed and delivered by the Borrower or any Guarantor in favor of the Agent for the benefit of the Lenders, which creates a Lien on such Person's interests in the Real Property, as the same may be amended, supplemented or modified.

                  "Subsidiary Pledge Agreement" means the Subsidiary Pledge Agreement of each Guarantor in favor of the Agent for the benefit of the Lenders in substantially the form of Exhibit "G-2" hereto, as the same may be amended, supplemented or modified.

                  "Subsidiary Security Agreement" means the Subsidiary Security Agreement of each Guarantor in favor of the Agent for the benefit of the Lenders in substantially the form of Exhibit "F-2" hereto, as the same may be amended, supplemented, or modified.

         Section II.3 Amendment to Pricing Table in Section 2.10. (a) Effective as of May 15, 2000, the table set forth in Section 2.10 of the Agreement is hereby amended and restated to read in its entirety as follows:


        ================================== ======================== ===================== ===================

                  Leverage Ratio                  Commitment             Eurodollar            Base Rate
                                                      Fee                  Margin               Margin
        ---------------------------------- ------------------------ --------------------- -------------------

        Greater than or equal to 5.5 to             0.25%                  4.50%                2.50%
        1.0
        ---------------------------------- ------------------------ --------------------- -------------------

        Greater than or equal to 4.5 to             0.25%                  3.75%                1.75%
        1.0 but less than 5.5 to 1.0
        ---------------------------------- ------------------------ --------------------- -------------------

        Greater than or equal to 3.5 to             0.25%                  3.00%                 1.0%
        1.0 but less than 4.5 to 1.0
        ---------------------------------- ------------------------ --------------------- -------------------

        Greater than or equal to 3.0 to             0.25%                  2.000%                 0%
        1.0 but less than 3.5 to 1.0
        ---------------------------------- ------------------------ --------------------- -------------------

        Greater than or equal to 2.0 to             0.25%                  1.375%                 0%
        1.0 but less than 3.0 to 1.0
        ---------------------------------- ------------------------ --------------------- -------------------

        Less than 2.0 to 1.0                        0.25%                  1.00%                  0%
        ================================== ======================== ===================== ===================

         (b) Effective as of the date hereof, the following is added to the end of Section 2.10 of the Agreement, to read as follows:

         Notwithstanding anything contained herein to the contrary, for the period beginning May 15, 2000 until the next Adjustment Date, the Commitment Fee, the Eurodollar Margin and the Base Rate Margin shall automatically be adjusted to the highest applicable percentage set forth in the grid above.

         Section II.4 Mandatory Reduction or Termination of Commitments. Effective as of the date hereof, the following is added to the end of Section 2.11(b) of the Agreement, to read as follows:

         In addition, on the date the Borrower or any Subsidiary receives funds from mortgages on Real Property, the Commitments shall automatically be reduced by the amount of such funds received, which amount shall not be less than 75% of the appraisal value of such Real Property as determined by the appraisal described in Section 8.13(f) and the Borrower shall simultaneously prepay the amount by which the unpaid principal amount of the Advances plus the Letter of Credit Liabilities exceeds the Commitments (after giving effect to such reduction) plus accrued and unpaid interest on the principal amount so prepaid.

         Section II.5 Further Assurances. Effective as of the date hereof,
Section 8.10 of the Agreement is hereby amended and restated to read in its entirety as follows:

                  Section 8.10 Further Assurances. The Borrower will, and will cause each Subsidiary to, execute and deliver such further agreements and instruments and take such further action as may be reasonably requested by the Agent to carry out the provisions and purposes of this Agreement and the other Loan Documents. Without limiting the foregoing, upon the creation or acquisition of any Subsidiary or a new store by a new Subsidiary or by an existing Subsidiary in a new state, the Borrower shall (a) provide written notice of such event to the Agent within five (5) Business Days following the date the Borrower has knowledge thereof, and (b) cause each such domestic Subsidiary to execute and deliver a Guaranty, a Contribution and Indemnification Agreement, a Subsidiary Security Agreement, a Subsidiary Pledge Agreement, Real Property Security Documents and Uniform Commercial Code financing statements and such other documents required by Section 8.13, each in form and substance satisfactory to the Agent, within thirty (30) calendar days following the date the Borrower has knowledge thereof. If any Subsidiary is created or acquired after the date hereof, the Borrower shall execute and deliver to the Agent (a) an amendment to this Agreement to amend Schedule 7.14 to this Agreement (which only needs the signature of the Agent to be effective if the only change is the addition of the new Subsidiary and (b) any other documents which would have otherwise been required to be delivered to the Agent and the Lenders if such Subsidiary had been a Subsidiary as of March 31, 2000.

         Section II.6 Post-Closing Items; Real Property Security Documents. Effective as of the date hereof, a new Section 8.13 is hereby added to Article VIII of to the Agreement to read in its entirety as follows:

                  Section 8.13 Post-Closing Items; Real Property Security Documents. The Borrower agrees that it shall, and shall cause each Significant Subsidiary, to:

                           (a) Use its best efforts to obtain and deliver to
                  the Agent on or before August 15, 2000 from each landlord of each real property leased to the Borrower or any Subsidiary, waivers or subordinations to the grant by the Borrower and the Subsidiaries of a Lien to the Agent in the personal property Collateral located on such leased real property, in each case in form and substance reasonably satisfactory to the Agent;

                           (b) Execute and deliver to the Agent on or before
                  July 7, 2000 Real Estate Security Documents, all in form and substance reasonably satisfactory to the Agent, covering each parcel of the Real Property, with a metes and bounds or other description of each such parcel attached thereto sufficient to permit the filing of such Real Property Security Documents in the applicable real property records;

                           (c) Deliver to the Agent as soon as available but in
                  any event on or before June 30, 2000, with respect to each parcel of the Real Property, a title insurance commitment issued by a title insurance company selected by the Borrower and reasonably acceptable to the Agent, and all documentation evidencing any exceptions to title reflected thereon, all of which shall be in form and substance reasonably satisfactory to the Agent;

                           (d) Deliver to the Agent on or before August 31,
                  2000, with respect to each parcel of the Real Property, a survey of such Real Property and certified by a licensed surveyor selected by the Borrower and reasonably acceptable to the Agent, in form and substance reasonably satisfactory to the Agent;


                           (e) Deliver to the Agent as soon as available but in
                  any event on or before August 31, 2000, with respect to each parcel of the Real Property, a phase I environmental report for such Real Property, prepared by a third party environmental engineer selected by the Borrower and reasonably acceptable to the Agent;

                           (f) Deliver to the Agent as soon as available but in
                  any event on or before July 31, 2000, with respect to each parcel of the Real Property, an appraisal for such Real Property by a licensed appraiser selected by the Agent in form and substance satisfactory to the Agent;

                           (g) Deliver to the Agent as soon as available but in
                  any event on or before September 30, 2000, with respect to each parcel of the Real Property, a lender's title insurance policy (together with any required endorsements thereto) issued by a title insurer selected by the Borrower and reasonably satisfactory to the Agent in an amount equal to the fair market value of the underlying property as determined by the appraisal described in subsection (f) above; and

                           (h) Deliver to the Agent as soon as available but in
                  any event on or before June 15, 2000, certificates of the appropriate government officials of each state in which EZPAWN Alabama, Inc. is required to qualify to do business and where failure to so qualify could reasonably be expected to have a Material Adverse Effect, all dated after May 1, 2000.

         Section II.7 Debt. Effective as of the date hereof, Section 9.1(c) of the Agreement is hereby amended and restated to read as follows:

                  (c) Debt incurred in connection with refinancings secured by mortgages on Real Property described in Section 2.11(b), provided that proceeds from such Debt permanently reduce the Commitments pursuant to
         Section 2.11(b).

         Section II.8 Limitations on Liens. (a) Effective as of the date hereof, (i) the word "and" appearing as the last word of Section 9.2(d) of the Agreement is hereby deleted and (ii) Section 9.2(e) of the Agreement is hereby amended and restated to read in its entirety as follows:

                  (e) Purchase money Liens securing Permitted Debt described in
         Section 9.1(b); provided that, the Debt secured by any such Lien encumbers only the assets so purchased; and

         (b) Effective as of the date hereof, a new Section 9.2(f) is hereby added to Article IX of the Agreement to read in its entirety as follows:


                  (f) Liens securing Permitted Debt described in Section 9.1(c); provided that, the Debt secured by any such Lien encumbers only the Real Property refinanced by such Permitted Debt.

         Section II.9 Restricted Payments. Effective as of the date hereof,
Section 9.4 of the Agreement is hereby amended and restated to read as follows:

                  Section 9.4 Restricted Payments. The Borrower will not declare or pay any dividends or make any other payment or distribution (whether in cash, property, or obligations) on account of its capital stock, or redeem, purchase, retire, or otherwise acquire any of its capital stock, or permit any of its Subsidiaries to purchase or otherwise acquire any capital stock of the Borrower or another Subsidiary, or set apart any money for a sinking or other analogous fund for any dividend or other distribution on its capital stock or for any redemption, purchase, retirement, or other acquisition of any of its capital stock.

         Section II.10 Investments. Effective as of the date hereof, Section 9.5 of the Agreement is hereby amended and restated to read as follows:

                  Section 9.5 Investments. The Borrower will not make, and will not permit any Subsidiary to make, any advance, loan, extension of credit, or capital contribution to or investment in, or purchase to own, or permit any Subsidiary to purchase or own, any stock, bonds, notes, debentures, or other securities of any Person, except:

                           (a) loans and investments listed on Schedule 9.5; and

                           (b) any loans and investments not covered in the
                  previous section of this Section 9.5 not to exceed One Million Dollars ($1,000,000) in the aggregate.

         Section II.11 Dispositions of Assets. Effective as of the date hereof,
(a) the reference in Section 9.8(d) of the Agreement to the dollar amount "Fifteen Million Dollars ($15,000,000)" is deleted and the reference to the dollar amount "Seventeen Million Dollars ($17,000,000)" is inserted in lieu thereof and (b) the reference in Section 9.8(d) of the Agreement to the date "September 30, 1998" is deleted and the reference to the date "March 31, 2000" is inserted in lieu thereof.

         Section II.12 Consolidated Net Worth. Effective as of the date hereof,
Section 10.1 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 10.1 Consolidated Net Worth. Beginning with the Fiscal Quarter ending March 31, 2000, the Borrower will at all times maintain Consolidated Net Worth in an amount not less than (a) One Hundred Fifteen Million Dollars ($115,000,000), plus (b) an amount equal to one hundred percent (100%) of Consolidated Net Income (not less than zero dollars [$0.00]) for all periods subsequent to the Fiscal Quarter ending March 31, 2000, plus (c) an amount equal to one hundred percent (100%) of the Net Proceeds of all equity offerings (including conversions of debt securities into common stock) of the Borrower subsequent to March 31, 2000.

         Section II.13 Capital Expenditures. Effective as of the date hereof,
Section 10.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

                  Section 10.3 Capital Expenditures. Borrower will not permit the aggregate amount of Capital Expenditures of the Borrower and the Subsidiaries to exceed (a) Eighteen Million Dollars ($18,000,000) during the Fiscal Year ending September 30, 2000 and (b) Five Million Dollars ($5,000,000) during any Fiscal Year thereafter.

         Section II.14 Events of Default. Effective as of the date hereof, the reference in Section 11.1(c) of the Agreement to "Section 8.1" is deleted and the reference to "Section 8.1, Section 8.13" is inserted in lieu thereof.

         Section II.15 Successor Agent. Effective as of the date hereof, a new paragraph is hereby added to Section 12.7 of the Agreement to read as follows:

                  In the event that the Agent, for the benefit of itself and the Lenders, elects or is required to proceed with a foreclosure or other enforcement of any Lien granted to the Agent for the benefit of itself and the Lenders, the Agent may, without in any manner limiting its available remedies, and at the request of the Required Lenders shall, submit a bid for all Lenders (including itself) in the form of a credit against the Obligations, and the Agent or its designee, in the event that the Agent or its designee is the successful bidder at any such foreclosure sale, shall accept title, for the benefit of itself and the Lenders, to the Collateral sold at such foreclosure sale. The Collateral purchased at any such sale held shall be owned by the Agent, or its designee, for the benefit of the Lenders. All monies received or collected by the Agent in respect of the Collateral in connection with a foreclosure sale, or any other disposition of the Collateral, shall be paid to the Lenders pro-rata consistent with
         Section 4.4 hereof.

         Section II.16 Amendments. Effective as of the date hereof, (i) the word "and" appearing as the last word of Section 13.10(f) of the Agreement is hereby deleted, (ii) the period appearing at the end of Section 13.10(g) is hereby amended to be a semi-colon followed by the word "and," and (iii) a new
Section 13.10(h) is hereby added to the Agreement to read: "(h) release any Collateral securing the Obligations except in accordance with and as contemplated by the Loan Documents."


         Section II.17 Reduction of Commitment. Effective as of the date hereof the aggregate Commitment is hereby reduced from One Hundred Ten Million Dollars ($110,000,000) to Eight-Five Million Dollars ($85,000,000), and accordingly
Schedule 1.1(a) to the Agreement is hereby amended to read in the form attached hereto as Schedule 1.1(a).

         Section II.18 Exhibits "F-1", "F-2", "G-1" and "G-2" and Schedules 9.1 and 9.5 to the Agreement. Effective as of the date hereof, all references in the Agreement to "Exhibit 'F-1'", "Exhibit 'F-2'", "Exhibit 'G-1'", "Exhibit 'G-2'", "Schedule 9.1" and "Schedule 9.5" are deemed to refer to the Exhibit "F-1", Exhibit "F-2", Exhibit "G-1", Exhibit "G-2", Schedule 9.1 and Schedule
9.5 attached hereto.

         Section II.19 Waiver. The Borrower has advised the Agent, the Issuing Bank and the Lenders that (a) a violation of the Leverage Ratio covenant contained in Section 10.2 of the Agreement occurred during the Fiscal Quarter ended March 31, 2000, and (b) a violation of the Fixed Charge Coverage Ratio covenant contained in Section 10.5 of the Agreement occurred during the Fiscal Quarter ended March 31, 2000 (collectively, the "COVENANT DEFAULTS"). Effective as of the date hereof, the Required Lenders hereby waive the Covenant Defaults.

                                   ARTICLE III

                              Conditions Precedent

         Section III.1 Condition. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

                  (a) Agent shall have received all of the following, each dated (unless otherwise indicated) the date of this Amendment, in form and substance satisfactory to the Agent:

                          (i) This Amendment executed by the Borrower, the
                  Agent, the Issuing Bank and the Required Lenders and consented to by the Guarantors.

                         (ii) The Borrower Security Agreement (herein so
                  called) in the form attached hereto as Exhibit "F-1" executed by the Borrower.

                        (iii) The Subsidiary Security Agreement (herein so
                  called) in the form attached hereto as Exhibit "F-2" executed by the Guarantors.

                         (iv) The Borrower Pledge Agreement (herein so called)
                  in the form attached hereto as Exhibit "G-1" executed by the Borrower.

                          (v) The Subsidiary Pledge Agreement (herein so called)
                  in the form attached hereto as Exhibit "G-2" executed by the Guarantors.

                         (vi) UCC-1 Financing Statements (the "FINANCING
                  STATEMENTS") executed by the Borrower and the Guarantors in connection with the Borrower Security Agreement, the Subsidiary Security Agreement, the Borrower Pledge Agreement and the Subsidiary Pledge Agreement.

                        (vii) Resolutions of the Board of Directors of Borrower
                  certified by its secretary or assistant secretary which authorizes the execution, delivery and performance by Borrower of this Amendment, the Borrower Security Agreement, the Borrower Pledge Agreement, the Financing Statements and the other Loan Documents executed in connection herewith.

                       (viii) A certificate of incumbency certified by the
                  secretary or the assistant secretary of Borrower certifying the names of the officers thereof authorized to sign this Amendment, the Borrower Security Agreement, the Borrower Pledge Agreement, the Financing Statements and the other Loan Documents together with specimen signatures of such officers.

                         (ix) Resolutions of the Board of Directors of each of
                  the Guarantors certified by its secretary or assistant secretary which authorize the execution, delivery and performance by each of the Guarantors of this Amendment, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, the Financing Statements and the other Loan Documents executed in connection herewith.

                          (x) A certificate of incumbency certified by the
                  secretary or the assistant secretary of each Guarantor certifying the names of the officers thereof authorized to sign this Amendment, the Subsidiary Security Agreement, the Subsidiary Pledge Agreement, the Financing Statements and the other Loan Documents together with specimen signatures of such officers.

                         (xi) A bring down certificate of the Secretary or
                  Assistant Secretary of the Borrower and each Guarantor certifying that the Articles of Incorporation (or Partnership Agreement) and Bylaws have not been modified in any respect from the copies thereof previously provided to the Agent and the Lenders in connection with the Credit Agreement dated as of December 10, 1998 among the Borrower, the Agent, the Issuing Bank and the Lenders.

                        (xii) Certificates of the appropriate government
                  officials of the state of incorporation of the Borrower and each Guarantor (and state of formation as to Texas EZPAWN L.P. ("TELP")) as to the existence and good standing of the Borrower and each Guarantor and certificates of the appropriate government officials of each state in which the Borrower and each Guarantor is required to qualify to do business and where failure to so qualify could reasonably be expected to have a Material Adverse Effect, all dated within ten (10) days of May 15, 2000.

                        (xiii) A favorable opinion of Sheinfeld, Maley & Kay,
                  P.C., legal counsel to the Borrower and each Guarantor satisfactory to the Agent as to such matters as the Agent may reasonably request.

                  (b) No Default. No Default (other than the Covenant Defaults) shall have occurred and be continuing.

                  (c) Representations and Warranties. All of the representations and warranties contained in Article VII of the Agreement, as amended hereby and in the other Loan Documents shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

                  (d) Waiver and Amendment Fee. Borrower shall have paid to the Agent for the account of the Lenders executing this Amendment a waiver of default and amendment fee in an amount equal to 0.10% of such Lender's Commitment as reduced by Section 2.17 of this Amendment.

                                   ARTICLE IV

                  Ratifications, Representations and Warranties

         Section IV.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Required Lenders, Issuing Bank and Agent agree that the Agreement as amended hereby and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.


         Section IV.2 Representations and Warranties. Borrower hereby represents and warrants to Lenders, Agent and Issuing Bank that (i) the execution, delivery and performance of this Amendment and any and all other
Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the articles of incorporation or bylaws of Borrower, (ii) the representations and warranties contained in the Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (iii) no Event of Default (other than the Covenant Defaults) has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (v) the Borrower has no Subsidiaries other than those listed on Schedule 7.14 to the Agreement. All of the outstanding capital stock of each corporate Subsidiary has been validly issued, is fully paid and is nonassessable.

                                    ARTICLE V

                                  Miscellaneous

         Section V.1 Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Document including any Loan Document furnished in connection with this Amendment shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lenders, Agent or Issuing Bank or any closing shall affect the representations and warranties or the right of Lenders or Agent or Issuing Bank to rely upon them.

         Section V.2 Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement as amended hereby.

         Section V.3 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

         Section V.4 Applicable Law. This Amendment and all other Loan Documents executed pursuant hereto shall be deemed to have been made and to be performable in Austin, Travis County, Texas and shall be governed by and construed in accordance with the laws of the State of Texas.

         Section V.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lenders, Agent, Issuing Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Banks.

         Section V.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Signatures transmitted by facsimile shall be effective as originals.


         Section V.7 ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

                  [Remainder of Page Intentionally Left Blank]

         Executed as of the date first written above.

                                   BORROWER:


                                   EZCORP, INC.


                                   By:
                                      ------------------------------------------
                                         Daniel N. Tonissen
                                         Chief Financial Officer

                                   Address for Notices:

                                   1901 Capital Parkway
                                   Austin, TX  78746
                                   Fax No.: (512) 314-3402
                                   Telephone No.: (512) 329-5233
                                   Attention:       Dan Tonissen
                                                    Chief Financial Officer

                                     AGENT AND ISSUING BANK:


                                     WELLS FARGO BANK TEXAS, NATIONAL
                                        ASSOCIATION


                                     By:
                                        -------------------------------------
                                           Keith Smith
                                           Vice President

                                     Address for Notices:

                                     111 Congress Avenue, Suite 300
                                     Austin, TX  78701
                                     Fax No.: (512) 344-7318
                                     Telephone No.: (512) 344-7011
                                     Attention:       Keith Smith


                                     LENDERS:

                                     WELLS FARGO BANK TEXAS, NATIONAL
                                        ASSOCIATION


                                     By:
                                        -------------------------------------
                                           Keith Smith
                                           Vice President

                                     Address for Notices:

                                     111 Congress Avenue, Suite 300
                                     Austin, TX  78701
                                     Fax No.: (512) 344-7318
                                     Telephone No.: (512) 344-7011
                                     Attention:       Keith Smith

                                     Lending Office for Prime Rate Advances
                                        and Eurodollar Advances
                                     111 Congress Avenue
                                     Austin, Texas  78701

                                     BANK ONE, TEXAS, NATIONAL ASSOCIATION

                                     By:
                                        -------------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                     Address for Notices:

                                     221 W. Sixth Street, Suite 219
                                     Austin, TX  78701
                                     Fax No.: (512) 479-5720
                                     Telephone No.: (512) 479-5783
                                     Attention:       Chris Calvert

                                     Lending Office for Prime Rate Advances
                                        and Eurodollar Advances
                                     221 W. Sixth Street, Suite 219
                                     Austin, Texas  78701

                                     GUARANTY FEDERAL BANK, F.S.B.


                                     By:
                                        -------------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                     Address for Notices:

                                     301 Congress, Suite 1500
                                     Austin, TX  78701
                                     Attention: Chris Harkrider
                                     Fax No.: (512) 320-1041
                                     Telephone No.: (512) 320-1205

                                     Lending Office for Prime Rate Advances
                                        and Eurodollar Advances
                                     8333 Douglas Avenue
                                     Dallas, TX  75255

                                     COMERICA BANK-TEXAS


                                     By:
                                        -------------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                     Address for Notices:

                                     P.O. Box 2727
                                     Austin, Texas  78768
                                     Fax No.:  (512) 427-7120
                                     Telephone No.:  (512) 427-7121
                                     Attention:  Mark Hensley

                                     and

                                     1601 West Elm Street
                                     Thanksgiving Tower, 4th Floor
                                     P.O. Box 650282
                                     Dallas, Texas  75265-0282
                                     Telephone No.:  (214) 969-6472
                                     Attention:  Gary Orr, Chief Credit Officer

                                     Lending Office for Prime Rate Advances
                                        and Eurodollar Advances
                                     804 Congress Avenue
                                     Suite 320
                                     Austin, Texas  78701

                                     CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                     By:
                                        -------------------------------------
                                           Name:
                                                -----------------------------
                                           Title:
                                                 ----------------------------

                                     Address for Notices

                                     700 Lavaca, 2nd Floor
                                     Austin, Texas  78701
                                     Fax No.:  (512) 479-2814
                                     Telephone No.:  (512) 479-2244
                                     Attention:  Blake Beavers

                                     Lending Office for Prime Rate Advances
                                        and Eurodollar Advances
                                     700 Lavaca, 2nd Floor
                                     Austin, Texas  78701

         Guarantors hereby consent and agree to this Amendment and agree that each Guaranty shall remain in full force and effect and shall continue to (i) guarantee the Obligations, and (ii) be the legal, valid and binding obligation of Guarantors enforceable against Guarantors in accordance with their respective terms.

                                     GUARANTORS:

                                     EZPAWN ALABAMA, INC.
                                     EZPAWN ARKANSAS, INC.
                                     EZPAWN COLORADO, INC.
                                     EZPAWN FLORIDA, INC.
                                     EZPAWN GEORGIA, INC.
                                     EZPAWN HOLDINGS, INC.
                                     EZPAWN INDIANA, INC.
                                     EZPAWN LOUISIANA, INC.
                                     EZPAWN NEVADA, INC.
                                     EZPAWN NORTH CAROLINA, INC.
                                     EZPAWN OKLAHOMA, INC.
                                     EZPAWN TENNESSEE, INC.
                                     TEXAS EZPAWN MANAGEMENT, INC.
                                     EZ CAR SALES, INC.
                                     EZPAWN CONSTRUCTION, INC.
                                     EZPAWN KANSAS, INC.
                                     EZPAWN KENTUCKY, INC.
                                     EZPAWN MISSOURI, INC.
                                     EZPAWN SOUTH CAROLINA, INC.
                                     EZCORP INTERNATIONAL, INC.
                                     EZ MONEY NORTH CAROLINA, INC.

                                     By:
                                        ---------------------------------------
                                            Daniel N. Tonissen
                                            Senior Vice President

                                     TEXAS EZPAWN L.P.

                                     By:      TEXAS EZPAWN MANAGEMENT, INC.,
                                                  its sole general partner


                                                  By:
                                                     --------------------------
                                                       Daniel N. Tonissen
                                                       Senior Vice President